Filed with the U.S. Securities and Exchange Commission on October 28, 2019

1933 Act Registration File No     333-212637
1940 Act File No.         811-23175

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	6	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒
Amendment No.	7	☒

MATRIX ADVISORS FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
10 Bank Street, Suite 590
White Plains, NY 10606
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 1-800-366-6223

David A. Katz
Matrix Advisors Funds Trust
10 Bank Street, Suite 590
White Plains, New York 10606
(Name and Address of Agent for Service)
Copy to:

Christopher M. Cahlamer, Esq.
Godfrey & Kahn S.C.
833 E. Michigan St., Suite 1800
Milwaukee, Wisconsin 53202
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 31, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

EXPLANATORY NOTE
This Post-Effective Amendment No. 6 to the Registration Statement of Matrix Advisors Funds Trust is being filed to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2019, and to make other permissible changes under Rule 485(b) of the Securities Act of 1933, as amended.

MATRIX ADVISORS DIVIDEND FUND
Ticker: MADFX

Matrix Advisors Funds Trust
10 Bank Street, Suite 590
White Plains, NY 10606

Prospectus
October 31, 2019
Beginning in February 2021 for the Fund, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting your financial intermediary. If you invest directly with the Fund, you will receive shareholder reports electronically beginning in February 2021.
You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-800-366-6223 to let the Fund know of your request.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
Investment Objective
The Matrix Advisors Dividend Fund (the “Fund”) seeks current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	1.20%
Total Annual Fund Operating Expenses	1.80%
Less: Fee Waiver and/or Expense Reimbursement	-0.90%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	0.90%

(1)Matrix Asset Advisors, Inc. (the “Advisor”), the Fund’s investment adviser, has contractually agreed to reduce its fees and/or pay Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses (excluding interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses and including organizational expenses) to 0.90% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least October 31, 2020. The agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board” or “Board of Trustees”). The Advisor is permitted, with Board approval, to recoup fees waived and expenses reimbursed in the prior three fiscal years if such recoupment does not cause the Fund to exceed the lesser of (i) the Expense Cap in effect at the time of the waiver or reimbursement and (ii) the Expense Cap in effect at the time of recoupment. Currently, the Advisor has agreed not to seek reimbursement of such fee waivers and/or expense reimbursements.
Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expenses below reflect the Expense Cap for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$479	$891	$2,042
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2019, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in dividend-paying common stocks or depositary receipts representing common stocks of U.S. companies and U.S.-listed international companies that the Advisor believes pay high and sustainable dividends, are financially strong, and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis. Classic Valuation Analysis uses valuation models to analyze statistics such as earnings growth, dividend growth, return on equity and book value versus their historical, current and projected levels to determine a company’s “Intrinsic Value.” The Advisor seeks securities the price of which is below their Intrinsic Value and the dividend yield of which is above that of the market as represented by the S&P 500® Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying stocks. Dividend-paying stocks are those that have declared or paid a dividend distribution within the prior 12-month period.
The Fund invests primarily in large capitalization companies, which the Advisor defines as companies with minimum market capitalizations of at least $5 billion at the time of purchase. Stocks will be sold when their dividend yield falls near or below that of the market as represented by the S&P 500® Index, there has been a significant decline in the strength of the issuer’s balance sheet or operating results, if a security needs to be sold to fund the purchase of a more attractive security with a higher dividend yield, or when the Advisor believes the market price of a security is no longer attractive compared to its Intrinsic Value. The Fund may invest in any sector. At times, the Advisor may overweight or underweight the Fund’s portfolio in one or more particular sectors.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. There is a risk that you could lose all or a portion of your investment in the Fund.
Common Stock Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.
Depositary Receipt Risk: Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
Dividend Strategy Risk: Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends regardless of whether the underlying companies’ business fortunes have changed. The Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.
Foreign Securities Risk: Securities of foreign companies and depositary receipts representing such securities (“Foreign Securities”) are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Foreign Securities may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations. Foreign companies generally are not subject to uniform auditing and financial reporting standards comparable to those applicable to domestic companies.
Large Capitalization Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative, smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk: The risk that the Advisor may fail to successfully implement the Fund’s investment strategies and meet its investment objective.
Market Risk: The market price of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it cost when originally purchased or less than it was worth at an earlier time. The U.S. and international markets have experienced extreme price volatility, reduced liquidity and valuation difficulties in recent years. Continuing market problems may have adverse effects on the Fund.
Sector Emphasis Risk: Investing a substantial portion of the Fund’s assets in related industries or sectors may have greater risks, because companies in these sectors may share common characteristics and may react similarly to market developments.
Value Strategy Risk: The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The Advisor may not be able to accurately determine the Intrinsic Value of a company, resulting in the purchase of an overvalued security or premature sale of an undervalued company. Additionally, the market may use different criteria to determine a company’s value, which could have unexpected effects on a company’s performance and cause losses for the Fund.
Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31, 2018. The table illustrates how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.matrixadvisorsdividendfund.com.
Calendar year ended December 31,
For the year-to-date period ended September 30, 2019, the Fund’s total return was 19.38%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 8.22% for the quarter ended September 30, 2018, and the Fund’s lowest quarterly return was -10.76% for the quarter ended December 31, 2018.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Average Annual Total Returns (for the periods ended December 31, 2018)
	1 Year	Since Inception October 13, 2016
Matrix Advisors Dividend Fund
Return before taxes	-5.36%	5.96%
Return after taxes on distributions	-5.92%	5.34%
Return after taxes on distributions and sale of Fund shares	-2.74%	4.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	9.74%
Management
Investment Advisor
Matrix Asset Advisors, Inc.

Portfolio Managers	Position with the Advisor	Managed the Fund Since
David A. Katz	President and Chief Investment Officer	2016 (inception)
Lon F. Birnholz	Senior Managing Director	2016 (inception)
Jordan F. Posner	Managing Director and Senior Portfolio Manager	2016 (inception)
Steven Roukis	Managing Director and Senior Portfolio Manager	2016 (inception)
Stephan J. Weinberger	Managing Director and Senior Portfolio Manager	2016 (inception)
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Matrix Advisors Dividend Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201- 0701), by wire transfer, by telephone at 1-866-209-1965, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.
Minimum Investments

	To Open Your Account	To Add to Your Account
Regular Account	$1,000	$100
Retirement Account	$500	$100
Automatic Investment Plan	$500	$100
Tax Information
The Fund’s distributions are taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such a tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about the Fund’s Investment Objective and Principal Investment Strategies
The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. Additionally, the Fund’s policy of investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying stocks has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.
The Fund invests primarily in dividend-paying common stocks of large capitalization domestic and U.S.-traded international companies in developed markets. Dividend-paying stocks are those that have declared or paid a dividend distribution within the prior 12-month period. The Advisor selects investment securities that pay high and sustainable dividends, are financially strong, and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis.
The depositary receipts in which the Fund principally invests are receipts that represent interests in foreign securities held on deposit by U.S. banks.
Classic Valuation Analysis
Classic Valuation Analysis is an investment methodology based on principles developed over 70 years ago by Benjamin Graham. Using valuation models, statistics such as earnings growth, dividend growth, return on equity and book value are analyzed versus their historical, current and projected levels to determine a company’s “Intrinsic Value.” Value criteria requires companies to have a strong financial position, as measured by balance sheet data, and current low stock market valuation in comparison to investment “Intrinsic Value” as measured by historic and current earnings, dividends, return on equity and book value.
Consistent with the principles of Classic Valuation Analysis, the Fund diversifies its portfolio over a range of companies and industries. The Fund may invest in any sector. At times, the Advisor may overweight the Fund’s portfolio in one or more particular sectors, and/or underweight the Fund’s portfolio or not invest in one or more particular sectors. Once a stock has been purchased for the Fund’s portfolio, it generally is sold for one of four reasons:

•	the dividend yield of the security is near or less than that of the S&P 500® Index; or

•	the security no longer represents attractive value, as determined by the Advisor; or

•	there has been a fundamental change in the issuer’s balance sheet or results of operations so that it no longer meets the Fund’s financial or valuation criteria; or

•	a security needs to be sold to fund the purchase of a more attractive security with a superior dividend yield.
In addition, the Fund may, in unusual circumstances, sell a security at a time when the sale is not indicated for one of the reasons above to avoid adverse tax consequences or to meet abnormally heavy redemption requests.
The Fund is expected to have a low rate of portfolio turnover, which may lead to lower transaction costs and may help to improve Fund performance. However, portfolio securities may be sold without regard to the length of time they have been held.
Temporary Defensive Strategies
Under normal market conditions, the Fund will stay fully invested in stocks. The Fund, however, may temporarily depart from its principal investment strategies by investing up to 100% of its assets in cash, cash equivalents, high quality short-term money market instruments or money market mutual funds in response to adverse market, economic or political conditions, or in other appropriate circumstances. If this type of defensive strategy is employed, the Fund may not achieve its investment objective.

Additional Information about the Principal Risks of Investing in the Fund
The principal risks that may adversely affect the Fund’s NAV or total return are summarized above under “Summary Section.” These risks are discussed in more detail below.
Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions may impact the market and are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you hold common stocks of any given issuer, you would generally be exposed to greater risk than if you hold preferred stocks or debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.
Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for the shares.
Dividend Strategy Risk. Investor interest in strategies focusing on dividend-paying stocks may decline, as this strategy has generally performed well during the last few years. If this strategy falls from investor favor, stocks that pay strong dividends may not perform as well as they recently have, even if their businesses continue to post good operating performance.
Foreign Securities Risk. Foreign Securities involve certain risks that may not be present with investments in U.S. companies. For example, investments in Foreign Securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the ADRs in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Large Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative, smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Management Risk. Management risk means that your investment in the Fund varies with the success or failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.
Market Risk. Market risk means that the price of the Fund’s portfolio may move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the particular issuer. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Since the Fund invests in equity securities, its share price will change daily in response to stock market movements.
Sector Emphasis Risk. Investing a substantial portion of the Fund’s assets in related industries or sectors may have greater risks, because companies in these sectors may share common characteristics and may react similarly to market developments.
Value Strategy Risk. Undervalued stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.
The Fund may be appropriate for investors who:

•	Have a need for current income and are willing to take on some equity exposure to achieve it;

•	Are pursuing a long-term goal such as retirement;

•	Recognize a need to invest in equities, but desire lower risk than the market overall;

•	Are dissatisfied with the income generated from low-risk fixed income investments;

•	Want to add an investment in undervalued stocks to their equity portfolio; or

•	Are willing to accept additional equity market risk to achieve higher income and the potential for long-term growth of capital.
Similarly Managed Account Performance
The following table sets forth the historical composite performance data for all advisory accounts that have investment objectives, policies, strategies and risks substantially similar to those of the Fund (the “MDI Composite”). The MDI Composite accounts have been managed solely by the Advisor and the same portfolio management personnel as the Fund. The MDI Composite includes all fully discretionary accounts over $100,000 of the Advisor that invest in high-quality U.S. large cap value stocks that have historically paid high dividends.
Performance of the MDI Composite is historical and does not represent the future performance of the Fund or the Advisor.
All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses and are net of transaction costs. Returns reflect the reinvestment of income and are presented in U.S. dollars. MDI Composite (Net) performance reflects the deduction of all fees and expenses and any transaction costs, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculations.
The investment management fee schedule for the MDI Composite is 0.65% per annum on the first $5 million in assets invested and reduced rates at higher breakpoints. The “net” MDI Composite performance shown in the tables below reflects the maximum advisory fee charged on the MDI Composite accounts (0.65%). The “gross” MDI Composite performance shown in the tables below excludes the assessment of any advisory fees. Actual investment advisory fees may vary. The MDI Composite’s performance would have been lower than that shown if the accounts included in the MDI Composite had been subject to the Fund’s net annual operating expenses. Further information on the fees can be found in Part 2A of the Advisor’s Form ADV. The MDI Composite is not subject to the diversification requirements, tax restrictions or investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results of the MDI Composite could have been adversely affected if it had been regulated under the federal securities and tax laws. The standards used to calculate total return as presented in the following table, which are referred to as the Global Investment Performance Standards (GIPS®) developed by the CFA Institute, differ from the standards required by the SEC for calculation of average annual total return.
MDI Composite - Average Annual Total Returns

	Year-to-Date (9/30/2019)	For the Periods Ended December 31, 2018
		One Year	Three Years	Since Inception (1/1/2011)
MDI Composite (Net)	19.51%	-4.56%	8.25%	10.49%
MDI Composite (Gross)	20.06%	-3.93%	8.94%	11.19%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	20.55%	-4.39%	9.25%	11.31%
MDI Composite – Calendar Year Total Returns

Period Ended December 31	MDI Composite (Net)	MDI Composite (Gross)	S&P 500® Index (reflects no deduction for fees, expenses or taxes)
2011	13.07%	13.79%	2.11%
2012	10.05%	10.75%	16.00%
2013	26.64%	27.42%	32.39%
2014	11.14%	11.85%	13.68%
2015	-0.04%	0.61%	1.37%
2016	16.94%	17.68%	11.95%
2017	13.63%	14.35%	21.82%
2018	-4.56%	-3.93%	-4.39%
The Advisor claims compliance with the Global Investment Performance Standard (GIPS®). For a complete list and description of the Advisor’s composites, additional information regarding policies for valuing portfolios and calculating performance and/or complete presentation that adheres to the GIPS® standards, contact the Advisor at 10 Bank Street, Suite 590, White Plains, NY, 10606 or call 1-800-366-6223.
Portfolio Holdings
A description of the Fund’s policies and procedures regarding disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).
Investment Advisor
Matrix Asset Advisors, Inc. is the investment adviser to the Fund. The Advisor’s address is 10 Bank Street, Suite 590, White Plains, NY 10606. The Advisor has provided investment advisory services to individuals, endowment, and pension accounts since 1986 and to another mutual fund, the Matrix Advisors Value Fund, Inc., since 1996. As of June 30, 2019, the Advisor managed assets of approximately $747 million. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee at an annual rate of 0.60% of the Fund’s average daily net assets. For the fiscal year ended June 30, 2019, the Advisor waived all management fees.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement with the Advisor is available in the Fund’s semi-annual report for the period ended December 31, 2018 and will be available in the Fund’s semi-annual report for the period ending December 31, 2019.
Portfolio Managers
The Fund is managed by a team of experienced investment professionals at the Advisor. The team is led by David A. Katz, its President and Chief Investment Officer, and also is composed of Lon F. Birnholz, Jordan F. Posner, Steven Roukis and Stephan J. Weinberger.
Mr. Katz, President and Chief Investment Officer of the Advisor, has overall responsibility for the Advisor’s investment efforts and is primarily responsible for the management of the Fund’s portfolio. He graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz is a CFA charterholder. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with the late John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990, he merged the Value Matrix Management organization into Matrix Asset Advisors, Inc. Mr. Katz chairs the Investment Policy Committee and is a Portfolio Manager/Analyst. He appears frequently as a guest on CNBC and Bloomberg Radio. He has been President and Chief Investment Officer of the Advisor and a principal shareholder of the Advisor for over thirty years.
Mr. Birnholz is Senior Managing Director of the Advisor. He has been at the Advisor since 1995 and serves as the firm’s Chief Financial Officer and is a member of the firm’s Investment Policy Committee. Mr. Birnholz graduated magna cum laude from New York University’s College of Business Administration with a B.S. degree in Accounting and Economics in 1983. He received his MBA in Finance from New York University’s Graduate School of Business Administration in 1987, graduating with distinction. Mr. Birnholz has been actively involved in the investment community since 1983. Prior to joining the Advisor, he held senior level positions at merchant banks including The Jesup Group, Inc., The International Harvest Group, Inc. and Edgewater Partners, Inc. where he focused on making principal investments in private as well as public corporations. In the mid 1980’s, Mr. Birnholz worked in the High Net-Worth Municipal Bond Group at Shearson Lehman Brothers.
Mr. Posner is a Managing Director/Senior Portfolio Manager of the Advisor, where he plays a key role in the firm’s research and portfolio management efforts and is a member of its Investment Policy Committee. He joined the firm in 2005 and has been managing dividend income equity portfolios for more than five years. He received his B.S. (1979) and M.Eng. (1980) from Rensselaer Polytechnic Institute, and his MBA from the University of Pennsylvania’s Wharton School in 1986. Prior to joining Matrix in 2005, Mr. Posner was a principal at David J. Greene & Co. in New York City, spending 17 years focused on equity research and portfolio management. Before joining David J. Greene & Co., he worked at Management Asset Corporation in Westport, CT for two years. He is a member of the Investment Policy Committee. Mr. Posner is also a member of the CFA Institute, CFA Society New York and the Media and Entertainment Analysts of New York. Mr. Posner is also licensed as a Professional Engineer in New York State.
Mr. Roukis is a Managing Director/Senior Portfolio Manager of the Advisor where he plays a key role in the firm’s research and portfolio management efforts. He graduated from the State University of New York at Buffalo with a B.A. in History in 1991. Mr. Roukis received an M.A. in Economics from New York University in 2000. He began his career in 1994 at the Advisor, is a member of the firm’s Investment Policy Committee, and has been managing dividend income equity portfolios for more than five years. Mr. Roukis is a CFA charter holder, member of the CFA Society New York and a member of the CFA Institute.
Mr. Weinberger is Managing Director/Senior Portfolio Manager of the Advisor. He is a member of the firm’s Investment Policy Committee. In addition to investment research, his responsibilities include business development and client service, and he has been managing dividend income equity portfolios for more than five years. He received his undergraduate degree in English Literature from the University of Colorado, a Higher Diploma in Anglo Irish

Literature from Trinity College, Dublin and an MBA from the University of Chicago. Prior to joining the Advisor, Mr. Weinberger was a Partner at Armstrong Shaw Associates in Connecticut, where he was a member of its Investment Committee for 14 years. Prior to joining Armstrong Shaw, Mr. Weinberger was a Partner and Portfolio Manager at Pecksland Associates L. P. and Pine Tree Capital as well as Head of Research at Management Asset Corporation where he worked with David Katz. He is a CFA charter holder.
The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Fund.
Fund Expenses
The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses and including organizational expenses) will not exceed the Expense Cap. The operating expenses limitation agreement between the Fund and the Advisor (the “Waiver Agreement”) will remain in effect through at least October 31, 2020. However, the Waiver Agreement may be terminated at any time, and without payment of any penalty, by the Board, upon 60 days’ written notice to the Advisor. The Waiver Agreement may be terminated only by, or with the consent of, the Board. The Advisor is permitted to recoup fees waived and expenses reimbursed in the prior three fiscal years if such recoupment does not cause the Fund to exceed the lesser of (i) the Expense Cap in effect at the time of the waiver or reimbursement and (ii) the Expense Cap in effect at the time of recoupment. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived and expenses reimbursed. As a result of the Waiver Agreement, for the fiscal year ended June 30, 2019, the Fund did not pay any management fees to the Advisor.
Shareholder Information
How to Buy Shares
You may open a Fund account with a minimum initial investment of $1,000, and add to your account at any time with a minimum subsequent investment of $100 or more. You may open a retirement account or Automatic Investment Plan account with a minimum initial investment of $500 and add to your account at any time with a minimum subsequent investment of $100 or more. The Fund may waive minimum investment requirements from time to time.
In compliance with the USA PATRIOT Act of 2001, please note that U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Fund’s anti-money laundering program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners or controlling persons at your legal entity prior to the opening of your account. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866- 209-1965, if you need additional assistance when completing your application.
If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.
You may purchase shares of the Fund by check, wire or via electronic funds transfer through the Automated Clearing House (ACH) network. Your share purchase price will be at the NAV next determined after the Transfer Agent receives your order with complete information and meeting all of the requirements discussed in this Prospectus. For certain qualified brokers, when you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next share price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. All purchases by check must be in U.S. dollars, drawn on a U.S. financial institution. If your check does not clear you will be charged a return check fee and may be responsible for any loss sustained by the Fund. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment. The Fund does not issue share certificates.
The Fund reserves the right to reject any purchase order if, in the Fund’s discretion, it is in its best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be engaged in “frequent trading” as described under “Frequent Trading,” below. Investors will generally be notified of any purchase orders that are rejected within two business days.
Shares of the Fund have not been registered for sale outside of the United States.
By Check
If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or send it via overnight delivery with a check made payable to “Matrix Advisors Dividend Fund” to:

Regular Mail Matrix Advisors Dividend Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Matrix Advisors Dividend Fund c/o U.S. Bank Global Fund Services 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207
Please do not send letters by overnight delivery service or express mail to the P.O. Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
If you are making a subsequent purchase, please note that an Invest by Mail form is attached to the confirmation statement you will receive after each transaction. Detach the form from the confirmation statement and mail it together with a check made payable to “Matrix Advisors Dividend Fund” to the Fund in the envelope provided with your statement or to the address noted above. You should write your account number on the check.
You may also mail a letter together with a check to the Transfer Agent identifying the name of the Fund and indicating the dollar value of shares to be purchased. Please write your account number on the check.
By Wire
If you are making your first investment in the Fund, you must have a completed Account Application before you wire funds to the Transfer Agent. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. You may also fax the Account Application by calling the Transfer Agent at 1‑866‑209‑1965. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.

Your bank should transmit funds by wire to:
U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No.: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No.: 112-952-137
Further Credit: Matrix Advisors Dividend Fund
Account name (shareholder name)
Shareholder account number
Before sending your wire, please contact the Transfer Agent at 1-866-209-1965 to advise it that you are intending to wire funds. This will ensure prompt and accurate credit upon receipt of your investment. Your bank may charge you a fee for sending a wire to the Fund. Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for the same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Telephone Purchase
Investors may purchase additional shares of the Fund by calling 1-866-209-1965. Unless you declined this option on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase and your account must be open for at least 7 business days before the first telephone purchase. If your order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Investment Brokers or Dealers
You may buy or sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. For certain qualified brokers, when you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next share price calculated by the Fund. The broker (or agent) generally holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.
Automatic Investment Plan
For your convenience, the Fund offers an Automatic Investment Plan (an “AIP”). The minimum initial investment is reduced to $500 for investors who wish to enroll in an AIP. Under an AIP, you authorize the Fund to withdraw a minimum amount of $100 from your bank on a monthly, quarterly, semi-annual, or annual basis. We are unable to debit or credit mutual fund or pass-through accounts. Please contact your financial institution to determine if it participates in the Automated Clearing House System (ACH). If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. If you wish to enroll in an AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent in writing or by telephone. Any changes should be submitted five days prior to effective date.

Retirement Plans
The Fund offers an Individual Retirement Account (“IRA”) plan. You may obtain information about opening an IRA plan account by calling the Transfer Agent at 1-866-209-1965.
How to Sell Shares
You may sell (redeem) your Fund shares on any date the Fund and the New York Stock Exchange (“NYSE”) are open for business. You may redeem your shares by sending a written request to the Transfer Agent or by telephone as discussed below. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration, and include a signature guarantee(s), if applicable. Corporations, executors, administrators, trustees or guardians must submit documents evidencing their authority to act. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to:

Regular Mail Matrix Advisors Dividend Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Matrix Advisors Dividend Fund c/o U.S. Bank Global Fund Services 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207
Please do not send letters by overnight delivery service or express mail to the P.O. Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
The Fund typically expects to send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. If you did not purchase your shares via wire, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from date of purchase or until your purchase amount has cleared, whichever occurs first.
The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to IRA or other retirement plans, or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account up to at least $1,000 before the Fund takes any action. Redemption of your shares under these circumstances may result in a taxable gain or loss.
The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions paid in securities are taxed in the same manner as redemptions paid in cash.
Shareholders may request that redemption proceeds of $1,000 or more be wired directly to a bank account or by electronic funds transfer via the ACH network to the bank account designated by you on your application. There is a $15 fee for each wire transfer.
Signature Guarantee
Your signature must be guaranteed, from either a Medallion program member or a non-Medallion program member, if: (a) the proceeds of any redemption exceed $50,000; (b) ownership on your account is being changed; (c) redemption proceeds are payable or sent to any person, address or bank account not on record, (d) redemptions are transmitted by federal wire transfer (if not previously authorized on the account); or (e) a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days. In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the Securities Transfer Agents Medallion Program (STAMP) and the New York Stock Exchange Medallion Signature Program (NYSE MSP). A notary public is not an acceptable signature guarantee. The Fund reserves the right to waive any signature requirement at its discretion.
Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Fund in advance by calling 1-866-209-1965.
Telephone Transactions
Unless you specifically declined telephone options on the account application, you may redeem amounts of $50,000 or less by telephone. Proceeds redeemed will be mailed or sent via electronic funds transfer through the ACH network or wired only to an investor’s address or bank of record shown on the records of the Transfer Agent.
When you establish any telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. These procedures may include recording the telephone call and asking the caller for a form of personal identification. The Fund reserves the right to refuse a telephone request if it believes that the person making the request is neither the record owner of the shares nor otherwise authorized by the shareholder to request the transaction. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. Once a telephone transaction is placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders.
To arrange for the telephone redemption privilege after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-866-209-1965 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.
Pricing of Fund Shares
The price of the Fund’s shares is the Fund’s NAV. This is calculated by dividing the Fund’s assets, minus its liabilities, by the number of shares outstanding. The Fund’s assets are the value of securities held in its portfolio, plus any cash and other assets. The Fund’s liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the NAV next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be based upon the NAV as determined as of the close of trading on the next day the NYSE is open.
The NAV of the Fund’s shares is determined as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. Fund shares will not be priced on days that the NYSE is closed for trading (including weekends and certain U.S. holidays).
Fair Value Pricing
The Fund’s investments are valued principally according to market value when market quotations are readily available. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading. Securities trading on the NASDAQ Stock Market Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price. When a market quote is not readily available, the security’s value is based on “fair value” as determined in good faith by the Fund’s Pricing Committee using procedures established by the Board of Trustees. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon the security’s current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day or a security is thinly-traded. Fair value pricing involves judgments that are inherently subjective and inexact, and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
The value of any shares of open-end mutual funds held by the Fund will be calculated using the NAV of such funds. The prospectuses for any such open-end mutual funds should explain the circumstances under which the funds use fair value pricing and the effects of using fair value pricing.
Frequent Trading
The Fund discourages short-term or excessive trading (“frequent trading”) of its shares by shareholders and maintains procedures reasonably designed to detect and deter such frequent trading. The Board has adopted a policy and procedures that are designed to detect and deter frequent trading. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the mutual fund’s share price. Frequent trading may dilute the value of Fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of the Fund’s portfolio, as it may result in the Fund maintaining higher cash balances than it otherwise would or cause the Fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause the Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of the Fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

In addition, while the Fund has no present intention to invest a significant portion of its assets in foreign securities, to the extent that it does invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, the market timers who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before the Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the United States, such as some small-capitalization equity securities. Such securities are typically less liquid and more thinly-traded than securities of large capitalization issuers. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security trades again in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution of the value of the Fund’s shares. The Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, the Fund’s distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
The Fund will not accommodate frequent trading of Fund shares. As indicated above under “How to Buy Shares,” the Fund reserves the right to refuse any purchase order for its shares for any reasons, including transactions deemed by the Fund to represent frequent trading activity. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.
Redemptions In-Kind
The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act that obligates it to pay in cash all redemptions to any shareholder of record unless a shareholder requests a redemption, within a 90-day period, of shares having a value in excess of (i) $250,000, or (ii) 1% of the Fund’s NAV, whichever is less. In this case, the Fund is permitted to pay the redemption price in whole or in part by a distribution of securities from its portfolio. In that event, the value of the securities distributed would be equal to the amount redeemed, determined at the same time, and in the same manner, as the redemption price is determined. Shareholders who receive redemption payments in securities may incur brokerage costs in converting the securities they receive into cash and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions-in-kind are taxed in the same manner as redemptions paid in cash. The subsequent sale of securities received in kind may also result in realized gains or losses for federal income tax purposes.
Distributions
The Fund expects to make distributions of net investment income quarterly, typically in March, June, September and December. If there is no net investment income during a quarter, or if it is a de minimis amount, a distribution will not be made. The Fund also expects to make a distribution of net capital gain, if any, annually, typically within the month of December. The Fund may make additional distributions if it deems such distributions necessary at any other time during the year.
All distributions will be reinvested in additional Fund shares unless you choose to receive either net investment income and/or net capital gain distributions in cash.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six-months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions in your account.
If you wish to change your distribution option, write or call the Transfer Agent at least five days in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent has received the written request.
Distribution Plan
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net gain from foreign currency transactions, and net short-term capital gain), if any, are generally taxable to the Fund’s shareholders as ordinary income. For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholder. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may be eligible for the intercorporate dividends-received deduction to the extent that the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount as eligible for deduction, and the shareholder meets certain holding period requirements. To the extent the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.
Distributions of net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction described above.
You will be taxed in the same manner whether you receive your distributions (of either investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November, or December to shareholders of record and paid the following January are taxable as if received on December 31.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including redemptions paid in-kind) and how long the shares were held by a shareholder. Generally, capital gain or loss will be long-term if you have held your Fund shares for more than one year and short-term if you have held your Fund shares for one year or less. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares. Additionally, any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to those shares.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.
The Fund may be required to withhold federal income tax from a shareholder’s distributions and redemption proceeds (at a rate set under Section 3406 of the Internal Revenue Code of 1986, as amended, for U.S. residents) if a shareholder fails to furnish the Fund with his or her correct Social Security number or other taxpayer identification number and certain certifications or the Fund receives a notification from the Internal Revenue Service (“IRS”) that the shareholder is subject to backup withholding.
Shareholders who hold their Fund shares through an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-866-209-1965. Investors will be asked whether or not to withhold taxes from any distribution.
The Fund is required to report to certain shareholders and the Internal Revenue Service (“IRS”) the cost basis of Fund shares when such shareholder subsequently sells or redeems those shares. The Fund will determine the cost basis of such shares using the average cost method unless you elect in writing any alternative IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
The Fund will annually report to shareholders the federal income tax status of all distributions made by the Fund for the preceding year. This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.
Householding
In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses and annual and semi-annual reports that you received by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-866-209-1965 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Financial Highlights
This table shows the Fund’s financial performance for the period shown below. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all distributions. The information has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report, together with the Fund’s financial statements, are included in the Fund’s annual report for the fiscal year ended June 30, 2019, which is available at no charge by calling the Fund at 1-800-366-6223.

Financial Highlights
For a capital share outstanding throughout the period
	YEARS ENDED JUNE 30,				PERIOD OCTOBER 13, 2016(a) THROUGH
	2019		2018		JUNE 30, 2017
Net asset value, beginning of the period	$22.62		$21.36		$20.00
Income (loss) from investment operations:
Net investment income	0.60	(b)	0.50	(b)	0.35	(b)
Net unrealized gain on investments	1.81		1.33		1.33
Total from investment operations	2.41		1.83		1.68
Less distributions:
Dividends from net investment income	(0.57)		(0.46)		(0.32)
Distributions from realized gain	(0.18)		(0.11)		—
Total distributions	(0.75)		(0.57)		(0.32)
Net asset value, end of period	$24.28		$22.62		$21.36
Total return	10.86%		8.59%		8.41%	(c)
Ratios/supplemental data:
Net assets, end of period (millions)	$15.1		$10.7		$6.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.80%		2.51%		3.66%	(d)
After expense reimbursement	0.90%		0.90%		0.90%	(d)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.66%		0.57%		(0.47)%	(d)
After expense reimbursement	2.56%		2.18%		2.29%	(d)
Portfolio turnover rate	23%		6%		7%	(c)

(a)	Commencement of operations.

(b)	Calculated using the average shares method.

(c)	Not annualized

(d)	Annualized

PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.
If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
1-800-366-6223

●
Custodian
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

●
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207
1-866-209-1965

●
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
●
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202-5207
●
Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street , Suite 1800
Milwaukee, WI 53202-5615

MATRIX ADVISORS DIVIDEND FUND
www.matrixadvisorsdividendfund.com
For investors who want more information about the Fund, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information: The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.
To request and receive free copies of the annual and semi-annual reports or the SAI, or to request other information (including shareholder inquiries) and discuss your questions about the Fund, contact the Fund at:
c/o Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
Telephone (toll free): 1-866-209-1965

Or, on the Fund’s website at:
www.matrixadvisorsdividendfund.com

Reports and other information about the Fund are also available:
•
Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov.
•
For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23175)

Prospectus

MATRIX
ADVISORS
DIVIDEND FUND

Ticker Symbol: MADFX
Cusip: 57681H108

October 31, 2019

10 Bank Street, Suite 590
White Plains, NY 10606

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MATRIX ADVISORS DIVIDEND FUND
a series of Matrix Advisors Funds Trust
10 Bank Street, Suite 590
White Plains, NY 10606

TICKER: MADFX

STATEMENT OF ADDITIONAL INFORMATION
October 31, 2019

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated October 31, 2019, as amended and supplemented from time to time (the “Prospectus”), of the Matrix Advisors Dividend Fund (the “Fund”), a series of Matrix Advisors Funds Trust (the “Trust”). This SAI is incorporated into the Prospectus in its entirety. Matrix Asset Advisors, Inc. (the “Advisor”) is the investment advisor to the Fund.

The Fund’s audited financial statements for the fiscal period ended June 30, 2019, are incorporated into this SAI by reference to the Fund’s Annual Report to Shareholders for the fiscal period ended June 30, 2019 (File No. 811-23175).

To obtain a copy of the Fund’s Prospectus and/or the Fund’s annual report free of charge, please call 1‑866-209-1965.

THE TRUST

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with no par value. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of a class of the Fund represents an equal proportionate interest with each other share of such class in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The Fund is an open-end management investment company organized as a Delaware statutory trust on July 20, 2016. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS
The Fund’s principal investment strategies and the risks associated with the same are described in the “Summary Section” and “Additional Information about the Fund” section of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund. The Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s Prospectus and/or this SAI, as well as the federal securities laws.
Diversification
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the outstanding voting securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the Fund complies with its investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Cyber Security Risk
Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
The following discussion supplements the discussion of the Fund’s investment objective and policies as set forth in the Prospectus. There can be no assurance the investment objective of the Fund will be attained.
Description of Permitted Investments
Common Stock
The Fund invests primarily in common stocks of large-capitalization companies. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general market risks described in the Prospectus, investments in common stock are subject to the risk that if a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stock
The Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Rights and Warrants
A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Convertible Securities
The Fund may invest in convertible securities (bonds, notes, debentures, preferred stock and other securities convertible into common stocks) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a rate or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible debt securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer’s common stock. In addition to the general market risks described in the Prospectus, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Real Estate Investment Trusts
The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.
Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.
Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on the ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for pass-through tax treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued proposed Treasury Regulations that, if finalized as proposed, would permit a dividend or part of a dividend paid regulated investment company and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction. These regulations have not yet been finalized and the tax treatment of REIT dividends received through a regulated investment company may change in the future. However, taxpayers may rely on the Treasury Regulations as proposed, until they are adopted as final.
Master Limited Partnerships
The Fund may invest in publicly traded master limited partnerships (“MLPs”) that are registered under the Securities Exchange Act of 1934, as amended, and listed on a major United States stock exchange, if the issuer meets the Funds’ investment criteria. MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their cash flow in distributions. An investment in an MLP may generate passive income or losses, along with dividend and investment income. The MLPs that the Fund may purchase are comprised of a general partner (the “GP”) and multiple limited partners (the “LP Holders”). The GP is responsible for the operations and the maintenance of the partnership’s businesses, while the LP Holders assume economic risk up to their level of investment. Typically, the GP has a 1% to 2% investment in the MLP, but can extract a higher percentage of the partnership’s profits as the MLP’s distributions increase. This serves as an incentive to the GP to grow the partnership’s distributions.
Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.
Investment Companies
The Fund may invest its assets in shares of other registered investment companies, including money market mutual funds. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act, and consistent with its investment restrictions herein. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. These restrictions may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under the rules and regulations of the 1940 Act.
If the Fund invests in investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests.
The Fund’s investment in other investment companies may include shares of exchange-traded funds (collectively, “ETFs”). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. ETFs may be based on specific domestic and foreign market securities indices or actively-managed by the ETF’s investment adviser(s). An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “enhanced ETF” seeks to provide investment results based on the fund’s investment objective without regard to a particular index. In seeking to provide such results, an ETF, and in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risk of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.
Depositary Receipts
To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
The Fund will not invest in any unlisted Depositary Receipts or any Depositary Receipt that the Advisor deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored. However, the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an underlying Index.

Foreign Securities
Investments in foreign securities involve certain inherent risks, including the following:
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.
Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected by currency restrictions and exchange control regulations enacted from time to time.
Market Characteristics. The Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Taxes. The interest and dividends payable on some of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.
Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.
Emerging Markets. Investments in securities of companies in developing or emerging markets can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. companies. For example, developing and emerging markets may be subject to (i) greater social, political and economic uncertainty, (ii) governmental controls on foreign investments and limitations on repatriation of invested capital, (iii) lower disclosure, corporate governance, auditing and financial reporting standards, (iv) fewer protections of property rights, and (v) restrictions on the transfer of securities or currency. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

•
Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares, and cause the Fund to decline in value.

•
Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical and other events may also disrupt securities markets and, during such market disruptions, the Fund’s exposure to the other risks described herein will likely increase. Each of the foregoing may negatively impact the Fund’s investments.

Options on Securities
The Fund may write (sell) covered call options on its portfolio securities (“covered options”) in an attempt to enhance gain. When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the “premium”). If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission (“net premium”) the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.
The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.”
Closing purchase transactions enable the Fund to immediately realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.
Short-Term Investments
The Fund may invest in any of the following securities and instruments:
Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar- denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.
In addition to buying certificates of deposit and bankers’ acceptances, the Fund may also make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-2” or higher by Moody’s, or similarly rated by another nationally recognized statistical ratings organization or, if unrated, will be determined by the Advisor to be of comparable quality.
Illiquid Securities
The Fund may not invest more than 15% of the value of its net assets in illiquid securities. The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In connection with the implementation of the SEC’s new liquidity risk management rule, the term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven days or less without the sale or disposition significantly changing the market value of the security. The Fund is subject to guidelines as set forth in the Fund’s liquidity risk management program.
Temporary Defensive Strategies
Under normal market conditions, the Fund invests substantially all of its assets in the securities and investments described above. The Fund, however, may temporarily depart from its principal investment strategies by investing up to 100% of its assets in cash, cash equivalents, money market mutual funds, or high quality short-term money market instruments, in response to adverse market, economic or political conditions, or in other appropriate circumstances.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities. As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of:

1)	67% or more of the Fund’s shares present at a shareholder meeting if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy; or

2)	More than 50% of the Fund’s outstanding shares.
In accordance with these restrictions, the Fund may not:

1.
issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in derivatives transactions or short sales;

2.
underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.
purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.
purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by or linked to commodities;

5.	make loans of money (except for the lending of the Fund’s portfolio securities and purchases of debt obligations);

6.
with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or

7.
invest in the securities of any one industry or group of related industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Non-Fundamental Investment Restrictions
The following lists the non-fundamental investment restrictions applicable to the Fund, which may be changed by the Board of Trustees without shareholder approval.

1.
The Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. In connection with the implementation of new Rule 22e-4 under the 1940 Act, these limitations apply to investments in illiquid securities that are “assets” ( i.e. , investments that have positive values).
TRUSTEES AND OFFICERS
The overall management of the business and affairs of the Fund is vested with the Fund’s Board of Trustees. The day-to-day operations of the Fund are delegated to the Fund’s officers subject to the investment objectives and policies of the Fund and to general supervision by the Board of Trustees. The Trustees and officers of the Fund (“Trustees” and “Officers”) are listed in the tables below. The address of each Trustee and officer of the Fund is c/o Matrix Asset Advisors, Inc., 10 Bank Street, Suite 590, White Plains, NY 10606.
Trustees and Officers of the Trust

Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Date Elected	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee for the Past Five Years
David A. Katz, CFA(1) (Born 1962)	Trustee, President and Treasurer	Indefinite; Since 2016	Chief Investment Officer (1986 to present) and President (1990 to present) of the Advisor, and portfolio manager of the Fund (2016 to present).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
Independent Trustees
T. Michael Tucker (Born 1942)	Trustee	Indefinite; Since 2016	Retired; formerly, owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to 2019); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
Larry D. Kieszek (Born 1950)	Trustee and Chairman	Indefinite; Since 2016	Retired; formerly Partner of Purvis, Gray & Company, LLP, a certified public accounting firm (1974 to 2015).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
David S. Wyler (Born 1969)	Trustee	Indefinite; Since 2016	Vice President of Advanced TV & Digital Video at IRI Worldwide (market research company) (December 2017 to present); Vice President of Business Development at iQ Media (audience intelligence firm) (May to September 2017); Senior Director of Sales at Simulmedia (TV targeting company) (2016 – 2017); Vice President of Business Development at Resonate (marketing intelligence firm) (2014 – 2016); Vice President Business Development at Experian (2013 – 2014).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 2016)
(1)    “Interested person” of the Trust is defined in the 1940 Act. Mr. Katz is considered an “interested person” because of his affiliation with the Advisor.
(2)    “Fund Complex” includes the Fund and the Matrix Advisors Value Fund, Inc.

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Date Elected	Principal Occupation During Past Five Years
Steven G. Roukis, CFA (Born 1967)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).
Lon F. Birnholz (Born 1960)	Executive Vice President and Secretary	Indefinite; Since 2016	Senior Managing Director of the Advisor (1999 to present).
Jordan F. Posner (Born 1957)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).
Jonathan M. Tom (Born 1983)	Senior Vice President	Indefinite; Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst of the Advisor (2005 to present).
Stephan J. Weinberger, CFA (Born 1955)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).
Conall J. Duffin (Born 1975)	Vice President, Assistant Secretary, Chief Compliance Officer, and AML Compliance Officer	Indefinite; Since 2016	Chief Compliance Officer of the Advisor (2016 to present); Vice President of Marketing and Mutual Fund Services of the Advisor (2010 to present).

Additional Information Concerning Our Board of Trustees
The Role of the Board of Trustees
The Board of Trustees provides oversight of the management and operations of the Fund. Like all mutual funds, the day-to-day responsibility for the management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Advisor and the Fund’s portfolio manager, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board of Trustees has appointed various senior individuals of the Advisor as officers of the Fund, with responsibility to monitor and report to the Board of Trustees on the Fund’s operations. In conducting this oversight, the Board of Trustees receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and the Fund’s portfolio manager reports on the performance of the Fund’s portfolio. The Board of Trustees has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board of Trustees as to compliance matters. Some of these reports are provided as part of formal “board meetings” which are typically held quarterly, in person, and involve the Board of Trustees’ review of recent Fund operations. From time to time, one or more members of the Board of Trustees may also meet with management in less formal settings, between formal board meetings to discuss various topics. In all cases, however, the role of the Board of Trustees and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund.
Board Leadership Structure
The Board of Trustees has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating Committee, an Audit Committee (which serves as the Qualified Legal Compliance Committee), and a Valuation Committee, which are discussed in greater detail below under “Board Committees”. All of the Trustees, except Mr. Katz, are “Independent Trustees” who are not affiliated with the Advisor, the Fund’s principal underwriter, or their affiliates. The Nominating Committee and Audit Committee are composed entirely of Independent Trustees. The Valuation Committee is composed entirely of Trustees. The Chairman of the Board of Trustees is an Independent Trustee. The Board of Trustees has determined not to combine the Chairman position and the principal executive officer position and has appointed Mr. Katz, the Chief Investment Officer and President of the Advisor, as President of the Fund. The Board of Trustees reviews its structure and the structure of its committees annually. The Board of Trustees has determined that the structure of the Independent Chairman, the composition of the Board of Trustees, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.
Board Oversight of Risk Management
As part of its oversight function, the Board of Trustees receives and reviews various reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many disparate elements

(such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Board of Trustees reviews compliance reports from the Fund’s Chief Compliance Officer as well as the Fund’s administrator, and engages in discussions with each of them as necessary, in its oversight of compliance activities affecting the Fund. By way of further example, the Independent Trustees ask for reports and engage in discussions with personnel of the Advisor as necessary to review other types of risks, such as business continuity risk or investment risk. The Audit Committee also meets with the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. Not all risks that may affect the Fund or its portfolio can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund, the Advisor, its affiliates or other service providers.
Information about Each Trustee’s Qualifications, Experience, Attributes or Skills
The Board of Trustees believes that each of its members has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Fund in light of the Fund’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, each of the Trustees has served on boards for organizations other than the Fund, and Messrs. Kieszek and Tucker have served as Directors of the Matrix Advisors Value Fund, Inc., a mutual fund advised by the Advisor, for more than 15 years. Collectively, the Trustees therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund. The Independent Trustees will annually conduct a “self-assessment” wherein the effectiveness of the Board and individual Trustees will be reviewed.
In addition to the information provided in the previous charts, additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or to develop solutions. In addition, the summaries set forth below as to the qualifications, attributes and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board of Trustees or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board of Trustees as a whole than otherwise would be the case.
Trustee Attributes
David A. Katz, CFA. Mr. Katz has served as a Trustee, as President and Treasurer, and as a portfolio manager of the Fund since 2016. Mr. Katz has served as Chief Investment Officer of the Advisor since 1986 and as President of the Advisor since 1990. In addition to his investment management experience, Mr. Katz is also a CFA charterholder. Through his experience as a Trustee and officer of the Fund and the Matrix Advisors Value Fund, Inc. since 1997, his investment management experience, and his experience as a CFA charterholder, Mr. Katz is experienced with financial, accounting, regulatory and investment matters. Such experience helps Mr. Katz exercise the business judgment necessary to fulfill the requirements and obligations of his position on the Board of Trustees and to effectively evaluate Fund management.
T. Michael Tucker . Mr. Tucker has served as a Trustee of the Fund since 2016, and is currently the Chairman of the Audit Committee. Mr. Tucker is currently retired. From 1977 to 2005 and from 2011 to 2019, Mr. Tucker was the owner of T. Michael Tucker, a certified public accounting firm. Mr. Tucker formerly served as a consultant with Carr Riggs & Ingram, LLP, a certified public accounting firm, from 2005 to 2011. Through his experience as a Trustee of the Fund, as a Trustee of the Matrix Advisors Value Fund, Inc. since 1997, and his many years of accounting experience, Mr. Tucker is experienced with financial, accounting, regulatory and investment matters. Such experience helps Mr. Tucker exercise the business judgment necessary to fulfill the requirements and obligations of his position on the Board of Trustees and to effectively evaluate Fund management.
Larry D. Kieszek. Mr. Kieszek has served as a Trustee of the Fund since 2016 and is currently the Chairman of the Board. Mr. Kieszek is currently retired. He served as a Partner at Purvis, Gray & Company, LLP, a certified public accounting firm, from 1974 to 2015. Through his experience as a Trustee of the Fund, as a Trustee of the Matrix Advisors Value Fund, Inc. since 1997, and his many years of accounting experience, Mr. Kieszek is experienced with financial, accounting, regulatory and investment matters. Such experience helps Mr. Kieszek exercise the business judgment necessary to fulfill the requirements and obligations of his position on the Board of Trustees and to effectively evaluate Fund management.
David S. Wyler. Mr. Wyler has served as a Trustee of the Fund and of the Matrix Advisors Value Fund, Inc. since 2016. He has served as Vice President of Advanced TV & Digital Video at IRI Worldwide since December 2017. Prior to that, he served as Vice President of Business Development for iQ Media, an audience intelligence company that helps marketers link their media investments to desired audience outcomes from May through September 2017. Prior to joining iQ Media, Mr. Wyler was Senior Director of Sales at Simulmedia, an advanced TV targeting and execution company, from 2016 until 2017. Prior to that, Mr. Wyler was Vice President of Business

Development for Resonate, a marketing intelligence firm from 2014 through 2016. Mr. Wyler was Vice President of Business Development for the AdTruth division of 41 st Parameter, a fraud prevention firm, from 2012 until it was acquired by Experian in 2013. He served as Vice President of Business Development for Experian from 2013 until 2014. Through his experience as a Trustee of the Fund, as a Trustee of the Matrix Advisors Value Fund, Inc. since 2016, and his many years as a senior executive in the marketing and market intelligence fields, Mr. Wyler is experienced with financial, accounting, and marketing matters. Such experience helps Mr. Wyler exercise the business judgment necessary to fulfill the requirements and obligations of his position on the Board of Trustees and to effectively evaluate Fund management.
Each Independent Trustee receives a fee of $250 per quarter for attendance at regularly scheduled Board meetings. Additionally, all Independent Trustees are reimbursed for out-of-pocket expenses incurred in connection with attending the Board of Trustees meetings. The Trust does not offer pension or retirement benefits to its Trustees or officers. The table below sets forth the compensation of the Trustees for the fiscal year ended June 30, 2019.

Name and Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex(1) Paid to Trustees
Mr. Katz, Interested Trustee (2)	$0	$0
Mr. Tucker, Independent Trustee	$1,000	$4,000
Mr. Kieszek, Independent Trustee	$1,000	$4,000
Mr. Wyler, Independent Trustee	$1,000	$4,000

(1)	The “Fund Complex” includes the Fund and a single series of Matrix Advisors Funds Trust.

(2)	Directors or officers of the Fund who are also directors, officers, employees or shareholders of the Advisor do not receive renumeration from the Fund for serving as directors or officers.
Trustee Ownership of Fund Securities
The following table sets forth the dollar range of Fund securities beneficially owned by each Trustee as of December 31, 2018, stated using the following ranges: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.

Name of Trustee	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund (1)
Independent Trustees
T. Michael Tucker	$1 - $10,000
Larry D. Kieszek	$50,001 - $100,000
David S. Wyler	$1 - $10,000
Interested Trustee
David A. Katz	over $100,000

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. Includes only the Fund.
As of September 30, 2019, the Trustees and officers as a group beneficially owned 39% of the outstanding shares of the Fund.
Board Committees
Audit Committee
The Fund has an Audit Committee, which is composed of all the Independent Trustees of the Trust. The Audit Committee is responsible for selecting, overseeing and setting the compensation of the independent auditors and is responsible for pre-approving all audit and non-audit services performed by the auditors for the Fund and for pre-approving certain non-audit services performed by the auditors for the Advisor and certain control persons of the Advisor. The Audit Committee also reviews financial statements and other audit-related matters for the Fund and holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence. The Audit Committee meets twice a year, and if necessary, more frequently. The Audit Committee met two times during the fiscal year ended June 30, 2019.
The Audit Committee also serves as the Trust’s Qualified Legal Compliance Committee (“QLCC”) for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”).

Nominating Committee
The Nominating Committee, which is composed of all the Independent Trustees of the Trust, is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time. The Nominating Committee will review shareholders nominations to fill vacancies on the Board of Trustees. Such recommendations for consideration by the Nominating Committee should be sent to the President of the Fund in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Fund’s Declaration of Trust. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Fund at the principal executive offices of the Fund not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.There are no policies in place regarding nominees recommended by shareholders. The Nominating Committee did not meet during the fiscal year ended June 30, 2019.
Valuation Committee
The Valuation Committee, composed of all the Trustees, oversees valuation matters of the Fund and has delegated certain of its duties to the Trust’s Pricing Committee, established under the Amended Pricing Procedures (the “Pricing Procedures”) adopted by the Trust, to make fair valuation determinations for the Fund pursuant to the Pricing Procedures. The Pricing Committee is composed of Messrs. Katz, Duffin and Tom, each an officer of the Trust and an employee of the Advisor. The Valuation Committee meets as needed. The Valuation Committee did not meet during the fiscal year ended June 30, 2019.
Board Interest in the Advisor and Distributor
As of December 31, 2018, none of the Independent Trustees or members of their immediate families owned any securities of the Advisor, Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor. During the two most recently completed calendar years, none of the Independent Trustees or members of their immediate families conducted any transactions (or series of transactions) with the Advisor, the Distributor or any affiliate of the Advisor or the Distributor in which the amount involved exceeded $120,000. Each of Messrs. Tucker, Kieszek, and Wyler (each an Independent Trustee) has a relationship with the Advisor whereby the Advisor manages separate accounts for such Trustee.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of September 30, 2019, the following shareholders owned of record or beneficially more than 5% of the Fund’s outstanding shares:

Name and Address	Percentage Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	67.34%	Record
Stephen Weinberger IRA* c/o Matrix Asset Advisors, Inc. 10 Bank Street, Suite 590 White Plains, NY 10606	17.39%	Beneficial
David A. Katz* c/o Matrix Asset Advisors, Inc. 10 Bank Street, Suite 590 White Plains, NY 10606	13.38%	Beneficial
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	8.48%	Record
*Each of Mr. Katz’s and Mr. Weinberger’s shares, which are beneficially owned by each of them, may be reflected twice in the table above, as they may also be reported in the holdings for Charles Schwab & Co., Inc. as record holder for such shares.

INVESTMENT ADVISOR
Matrix Asset Advisors, Inc. serves as the Fund’s investment advisor under an advisory agreement (the “Advisory Agreement”), which provides that the Advisor will obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, formulate a continuing program for the management of the Fund’s assets in a manner consistent with its investment objective, and implement this program by selecting on a discretionary basis the securities to be purchased or sold by the Fund and placing orders for such purchases and sales. In addition, the Advisor provides for the Fund’s office needs, supervises the maintenance of the Fund’s books and records, provides the Fund with persons competent to perform all of these executive and administrative functions, supervises and coordinates the activities of the Fund’s institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as Trustees and officers of the Fund, all without additional cost to the Fund. Certain directors and officers of the Advisor presently serve as Trustees or officers of the Fund.
The Fund pays all other expenses incurred in the operation of the Fund, except as provided below, including taxes, fees and commissions, bookkeeping expenses, share issuance expenses, expenses of redemption of shares, charges of its custodian and transfer agent, costs of preparing and printing reports and prospectuses for the Fund’s existing shareholders, registration fees, auditing and legal expenses, and expenses and fees of Independent Trustees.
The Advisor also has agreed to pay the fees and expenses of printing and distributing reports or prospectuses prepared for the Fund in connection with the offering or sale of its shares, of preparing and setting in type, printing and mailing all advertising and sales literature and all other expenses in connection with the offer and sale of Fund shares not specifically allocated to the Fund.
The Advisory Agreement continues in effect from year to year, if such continuation is specifically approved at least annually by the Board of Trustees at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of trustees who are not “interested persons” of the Advisor or the Fund within the meaning of the 1940 Act. The Advisory Agreement is subject to termination by either party without penalty on 60 days’ written notice to the other and terminates automatically in the event of its assignment.
The Advisory Agreement provides that neither the Advisor, its directors, officers or employees, nor certain other persons performing specific functions for the Fund, shall be liable to the Fund, except for any loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended December 31, 2018 and will be available in the Fund’s semi-annual report to shareholders for the period ending December 31, 2019.
The Fund has agreed to pay the Advisor, as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, payable monthly, of 0.60% of the Fund’s average daily net assets. The advisory fees paid to the Advisor for the services provided to the Fund for past fiscal periods were as follows:

	Fiscal year ended June 30, 2019	Fiscal year ended June 30, 2018	Fiscal period October 13, 2016* through June 30, 2017
Advisory Fee Accrued	$76,683	$51,225	$23,497
Advisory Fee Waived	($114,564)	($137,694)	($108,102)
Total Advisory Fee Paid to the Advisor	$0	$0	$0
*Commencement of operations
Fund Expenses. The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses and including organizational expenses) will not exceed 0.90% of the Fund’s average daily net assets (the “Expense Cap”). The operating expenses limitation agreement between the Fund and the Advisor (the “Waiver Agreement”) will remain in effect through at least October 31, 2020. However, the Waiver Agreement may be terminated at any time, and without payment of any penalty, by the Board, upon 60 days’ written notice to the Advisor. The Waiver Agreement may be terminated only by, or with the consent of, the Board. The Advisor is permitted to recoup fees waived and expenses reimbursed in the prior three fiscal years if such recoupment does not cause the Fund to exceed the lesser of (i) the Expense Cap in effect at the time of the waiver or reimbursement and (ii) the Expense Cap in effect at the time of recoupment. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived and expenses reimbursed.

Control Person of the Investment Advisor
David A. Katz, President and Chief Investment Officer of the Advisor, beneficially owns more than 50% of the outstanding stock of the Advisor. Accordingly, Mr. Katz is deemed to control the Advisor.
PORTFOLIO MANAGERS
The Fund is managed by a team of experienced investment professionals at the Advisor. The portfolio management team is led by David A. Katz and is also composed of Lon F. Birnholz, Jordan F. Posner, Steven Roukis, and Stephan J. Weinberger.
Other Accounts Managed
The following table provides information relating to the other accounts managed by the Fund’s portfolio management team as of June 30, 2019:
Other Accounts Managed by Mr. Katz

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	1	$54 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	488	$732.27 million	0	$0
Other Accounts Co-Managed by Messrs. Birnholz, Posner, Roukis, and Weinberger

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Compensation
The compensation for each member of the portfolio management team in connection with their management of the Fund and other accounts includes a fixed base salary and a performance bonus. Compensation is based on the overall profitability of the Advisor, which is driven by the Advisor’s aggregate equity performance on its overall assets under management. Compensation is not tied to the performance or assets under management for any specific fund or account.
Base Salary:
Each portfolio manager receives a fixed annual base salary. Base salary amounts are determined by the compensation committee of the Advisor, based upon a number of factors including the employee’s experience, overall performance, responsibilities, and the competitive market place. At each portfolio manager’s discretion, a portion of their salary may be contributed to the Advisor’s defined contribution plan. The portfolio managers, however, do not receive any additional compensation from the Advisor as a result of their participation in its defined contribution plan.
Performance Bonus:
Each portfolio manager receives a performance bonus that is determined based upon the Advisor’s overall profitability, which is driven by both the short- and long-term investment performance (both absolute and relative) and the overall assets under management of the accounts advised by the Advisor, including the Fund. The Advisor uses the S&P 500® Index as its performance benchmark. Bonus compensation takes into account short- and long-term performance returns. The bonus compensation is not guaranteed, and is paid at the discretion of the Advisor.

Retirement Plan:
Each portfolio manager participates in the Advisor’s retirement plan. The retirement plan is based upon the Fund’s pre-tax and after-tax performance. The Advisor uses the S&P 500 Index as its performance benchmark. Retirement plan compensation is tied to the Advisor’s overall profitability, which is driven by the Advisor’s short-term as well as long-term investment performance (both absolute and relative) and the Advisor’s overall assets under management.
Potential Conflicts of Interest
The Advisor focuses on Large Cap Value and Dividend Income strategies for its equity accounts and does not anticipate any conflicts of interest arising between the investment strategy of the Fund and the investment strategy of other accounts due to the policies and procedures that are in place. The Advisor maintains and follows the “MAA Client Trading Policy and Procedures” outlining the method of sequencing trade orders among clients, including the Fund. All orders are aggregated to the extent feasible with the intent to achieve net best execution.
The exception to this would be those accounts with directed brokerage. In general, no priority is to be given to any brokerage house in terms of the timing of orders. Orders will be placed to maximize the number of clients and the number of shares that can be bought or sold for these clients without materially affecting the market and to minimize stock price movement. The allocation of partial orders is based upon a portfolio’s weighting in an asset class, industry group, sector and security. Thereafter, partial fills are allocated alphabetically (listing identified as alphabetical from Axys account code and families or grouped accounts are filled at the same time whenever possible). The alphabetical listing will be sorted with a rotation of the alphabet based upon the calendar day of the month. The Advisor makes every effort to maintain a fair order generation and allocation methodology favoring no client or client group and eliminating any perceived conflict of interest.
As the Advisor manages separate client accounts and advises a mutual fund, the Advisor is cognizant of the issues involved with managing and trading these different accounts. The Advisor has safeguards in place to ensure that no account is advantaged or disadvantaged versus the other accounts.
Portfolio Manager Ownership of Fund Securities
The following table sets forth the dollar range of Fund securities beneficially owned by each portfolio managers as of June 30, 2019, stated using the following ranges: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities Held in the Fund
David A. Katz	over $1,000,000
Lon F. Birnholz	$100,001 - $500,000
Jordan F. Posner	$500,001 - $1,000,000
Steven Roukis	$50,001 - $100,000
Stephan J. Weinberger	over $1,000,000
DISTRIBUTOR
The Fund’s distributor, Quasar Distributors, LLC, 777 E. Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, a Delaware limited liability company, is the distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Advisor and Distributor. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. The Distributor’s fees and expenses are paid by the Advisor. The Fund does not pay any such fees and expenses.
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed on an agency or “market-maker” basis depending upon the Advisor’s determination of favorable execution.
Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the FINRA and SEC and in accordance with any policies and procedures adopted by the Fund pursuant to such rules.
While it is the Fund’s general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.
Investment decisions for the Fund are made with the Fund’s specific investment objective and strategies in mind. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
The Fund does not effect securities transactions through brokers in accordance with any formula, and it does not direct securities transactions to brokers in exchange for selling shares of the Fund. To the knowledge of the Fund’s management, no Trustee or Officer of the Fund has any material direct or indirect interest in any broker that will effect the Fund’s portfolio transactions.
The Fund paid the following amounts in brokerage commissions during the periods shown below:
Brokerage Commissions Paid

Fiscal year ended June 30, 2019	Fiscal year ended June 30, 2018	October 13, 2016* through June 30, 2017
$5,651	$3,065	$4,341
*Commencement of operations
Of the above amounts, the Fund did not pay any amount to firms for research, statistical or other services provided to the Advisor.
The Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year as noted in the table below.

Broker	Value of Securities Owned
JPMorgan Chase & Co.	$749,060
Wells Fargo & Co.	$690,872
PORTFOLIO TURNOVER
Although the Fund generally will not invest for short-term investment purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions,” above. The Fund’s portfolio turnover rate over the periods shown below was as follows:

Fiscal year ended June 30, 2019	Fiscal year ended June 30, 2018
23%	6%
MARKETING AND SUPPORT PAYMENTS
The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries (“Financial Intermediaries”) who sell shares of the Fund. The Advisor does not currently intend to make such payments, but reserves the right to initiate payments in the future without notice to shareholders. These payments may be divided into categories as follows:
Support Payments
The Advisor may make payments to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events
The Advisor also may provide non-cash compensation to sales representatives of Financial Intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainments; and/or (3) sponsorship support for the Financial Intermediary’s client seminars and cooperative advertising. In addition, the Advisor may pay for exhibit space or sponsorships at regional or national events of Financial Intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.
As of the date of this SAI, the Advisor does not have agreements with any firms to pay such support payments. Future support payments may be structured in three ways: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a flat fee.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
The public offering price of the Fund shares is the Fund’s NAV. Shares are purchased at the public offering price next determined after the Fund’s transfer agent receives your order in proper form as discussed in the Prospectus. In order to receive that day’s public offering price, the Fund’s transfer agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time.
The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on weekends and on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.
Automatic Investment Plan. As discussed in the Prospectus, the Fund provides an automatic investment plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the automatic investment plan are paid by the Fund. The market value of the Fund’s shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit, and does not protect against depreciation in declining markets.

How to Sell Shares
You can sell your Fund shares any day the NYSE is open for regular trading.
Delivery of redemption proceeds. The Fund typically expects to send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed other than for weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Redemptions-in-kind. The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act which obligates it to pay in cash all redemptions to any shareholder of record unless a shareholder requests a redemption, within a 90-day period, of shares having a value in excess of (i) $250,000, or (ii) 1% of the Fund’s NAV, whichever is less. In this case, the Fund is permitted to pay the redemption price in whole or in part by a distribution of securities from its portfolio. In that event, the value of the securities distributed would be equal to the amount redeemed, determined at the same time, and in the same manner, as the redemption price is determined. Shareholders who receive redemption payments in securities may incur brokerage costs in converting the securities they receive into cash and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions-in-kind are taxed in the same manner as redemptions paid in cash.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
The Fund expects to make distributions of net investment income quarterly, typically in March, June, September and December. It also expects to make a distribution of net capital gain, if any, annually, typically within the month of December. The Fund may make additional distributions if it deems such distributions necessary at any other time during the year.
Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.
Tax Information
Changes in income tax, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.
The Fund intends to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Code, and, as such, should pay no federal income or excise taxes on investment company taxable income or net capital gain distributed to Fund shareholders, provided that the Fund complies with all applicable requirements regarding the source of its income, diversification of its assets, and timing and amount of its distributions. Consistent with the distribution requirements of the Code, each year the Fund intends to distribute substantially all of its investment company taxable income and any net capital gain, after offsetting against any available capital loss carryovers for each fiscal year. As of June 30, 2019, the Fund had no capital loss carryover which may offset future net capital gains, if any, to the extent provided by treasury regulations and $11,593 in post-October losses which are deferred until fiscal year 2020 for tax purposes. Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses. The availability of investment company taxable income for distributions is dependent on the level of the Fund’s income and expenses, and the actual amount and timing of any distribution is subject to the discretion of the Board of Trustees.
Distributions of investment company taxable income received by corporate shareholders may be eligible for the intercorporate dividends-received deduction. The intercorporate dividends-received deduction will apply to that portion of the distributions of investment company taxable income attributable to dividends received by the Fund from U.S. corporations and designated by the Fund as qualifying for the dividends-received deduction. Among other limitations, any distributions of investment company taxable income made by the Fund will not be eligible for the intercorporate dividends-received deduction with respect to shares which are held by a corporate shareholder for 45 days or less during the 91-day period beginning 45 days before the distribution becomes ex-dividend.

For non-corporate shareholders, a portion of the distributions of investment company taxable income made by the Fund may consist of qualified dividend income eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains, to the extent the Fund reports the amount distributed as qualified dividend income and the shareholder meets certain holding period requirements with respect to his or her Fund shares. Except as discussed above, distributions of investment company taxable income are taxable to shareholders as ordinary income.
Net capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time Fund shares have been held. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.
Shareholders should carefully consider the impact of buying Fund shares just before the declaration of a distribution of investment company taxable income or net capital gain. Any such distribution paid shortly after a purchase of shares will reduce the NAV of the shares by the amount of the distribution. The distribution, though in effect a partial return of capital (to the extent it is paid on the shares so purchased), would be taxable as described above.
Shareholders will recognize gain or loss upon the sale or redemption of Fund shares. Such gain or loss will be capital gain or loss if the shares were held as capital assets by the shareholder and will be long-term or short-term depending upon the shareholder’s holding period for such shares. If a shareholder’s holding period exceeds 12 months, any gain on the sale or redemption of Fund shares may be eligible for the reduced federal income tax rates applicable to long-term capital gains.
Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to the regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized upon the sale or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.
If the Fund fails to qualify as a regulated investment company for any reason and fails to obtain relief following a failure, the Fund would be subject to taxation as a regular corporation. In such case, in addition to federal corporate income taxes, other state and local income taxes applicable to corporations may also apply. Distributions to you would be taxed as dividend income to the extent of the Fund’s then-current and accumulated earnings and profits. Such dividends might be eligible for the special tax treatment applicable to qualified dividend income discussed above.
Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid after December 31, 2018 to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items.  In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares.  Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
The foregoing is a summary discussion of the federal income tax consequences of certain aspects of an investment in the Fund and is based on federal income tax laws and regulations in effect on the date of this SAI, which could change, potentially, with retroactive effect. This discussion is not intended to be comprehensive and investors are urged to consult their tax advisors concerning specific questions regarding federal, state, local, and foreign taxation.
COST BASIS REPORTING
The Fund is required to report to certain shareholders and the IRS the cost basis of shares when such shareholders sell or redeem these shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, banks, financial institutions, corporations (other than S corporations), credit unions, and certain other entities and governmental bodies.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a capital gain or loss. If you sell or redeem shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such shares to you and the IRS on Form 1099.
A cost basis method is the method by which the Fund determines which specific shares are deemed to be sold or redeemed when you sell or redeem less than your entire holding of Fund shares and have made multiple purchases of Fund shares on different dates at differing net asset values. If you do not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all shares in your account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first. You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your shares.
The default cost basis method applied by the Fund or the alternate method elected by you may not be changed after the settlement date of a sale or redemption of Fund shares.
If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
DETERMINATION OF SHARE PRICE
As noted in the Prospectus, the NAV of the Fund will be determined once daily as of the close of public trading on the NYSE (normally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The Fund does not expect to determine the NAV of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share. However, the NAV of the Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m., Eastern Time, if the Board of Trustees decides it is necessary.
Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading. Securities trading on the NASDAQ Stock Market Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price.
The Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekdays or other days when the Fund does not price its shares, and thus the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. In addition, with regard to foreign securities and certain domestic securities (e.g., domestic securities traded on an exchange that closes early), a significant event occurring after the close of trading but before the valuation of the Fund’s NAV may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Fund. The Advisor will monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Advisor determines that an adjustment should be made in the security’s value because significant intervening events have caused the Fund’s NAV to be materially inaccurate, the Advisor will seek to have the security “fair valued” in accordance with the Fund’s fair value procedures. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
The NAV per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.
An example of how the Fund calculated its total offering price per share as of June 30, 2019 is as follows:

Net Assets	=	NAV per Share
Shares Outstanding
$15,143,408		$24.28
623,793

DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted the Advisor’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless:

1.	the disclosure is in response to a regulatory request and the Fund’s Chief Compliance Officer (the “CCO”) has authorized such disclosure;

2.
the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement including a duty not to trade on such information, where available, with the Fund or its agents and the CCO has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include the use of (a) annual certifications reaffirming that the entity has utilized such information in accordance with the terms of the agreement between the entity and the Fund or its agents or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information);

3.	the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its Board of Trustees;

4.	the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is publicly available or (b) other periodic disclosure that is publicly available; or

5.	the disclosure is made pursuant to prior written approval of the CCO.
The Advisor shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the CCO shall make a determination, with respect to the conflict, that he believes is in the best interests of the Fund, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.
Any disclosure made pursuant to Item 5 above shall be reported to the Board of Trustees at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.
The Advisor and/or the Fund currently does not maintain ongoing arrangements with rating or statistical agencies or agencies providing similar functions. A schedule of the Fund’s complete portfolio holdings, current as of month-end, will be available on the Fund’s website no earlier than 15 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the SEC its semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund’s website at www.matrixadvisorsdividendfund.com or by calling toll free at 1‑800‑366-6223. The Fund may terminate or modify this policy at any time without further notice to shareholders.
In addition, portfolio holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Advisor and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, administrator, financial printers, proxy voting service providers and broker-dealers who are involves in executing portfolio transactions on behalf of the Fund. Portfolio holdings information may also be provided to the Board of Trustees.
The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Advisor or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.
GENERAL INFORMATION
Shareholder Reports
Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.
Service Providers
U.S. Bank N.A., located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the securities and other assets of the Fund. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer and shareholder service agent and administrator. The Fund’s custodian, administrator and transfer agent are affiliated companies. The Fund’s custodian and transfer agent do not participate in decisions relating to the purchase and sale of securities by the Fund.
Fund Services acts as transfer agent to the Fund. The services provided by the transfer agent either by Fund Services or another party pursuant to an agreement with Fund Services, include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, day‑to‑day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for “blue sky” purposes and assistance in the preparation of the Fund’s registration statement under federal and state securities laws.
Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between Fund Services and the Advisor, Fund Services also performs certain administrative, accounting and tax reporting functions for the Fund, including the preparation and filing of federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the annual and semi-annual reports to the SEC and current investors, monitoring the Fund’s expense accruals and performing securities valuations and, from time to time, monitoring the Fund’s compliance with their investment objectives and restrictions. Pursuant to the Fund’s Administration Servicing Agreement, for the periods shown below, the Fund paid Fund Services the following:

Fee Paid
Fiscal year ended June 30, 2019	$24,999
Fiscal year ended June 30, 2018	$25,700
October 13, 2016* through June 30, 2017	$18,220
*Commencement of operations
Tait, Weller & Baker LLP, located at 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm.
Godfrey & Kahn, S.C., located at 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202-5615, serves as counsel to the Fund and the Independent Trustees.
Code of Ethics
The Board of Trustees of each of the Fund, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Fund. These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.
Anti-Money Laundering Program
The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Mr. Conall J. Duffin serves as the AML Compliance Officer of the Fund.
Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.
Proxy Voting Policies
The Board of Trustees has delegated responsibility to vote proxies to the Advisor, subject to the Board’s oversight. A summary of The Advisor’s proxy voting procedures, attached as Appendix A to this SAI, are reviewed periodically, and accordingly are subject to change. In addition, a copy of the Fund’s proxy voting procedures are also available by calling 1-800-366-6223 and will be sent within three business days of receipt of a request.

The Advisor has retained an independent, third party proxy voting service, ISS Governance Services (“ISS”), to provide advice and counsel with respect to proxy voting matters. The Advisor will generally follow the proxy voting guidelines maintained by ISS in the voting of proxies for client accounts, unless the client provides the Advisor with its own proxy voting guidelines. ISS’ general positions on various proposals are as follows:
Director Matters – ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance. ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS’ threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.
Shareholder Rights – ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting. ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Compensation and Benefits Plans – ISS votes with respect to equity-based compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, management proposals for an advisory vote on executive compensation, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.
Auditors – ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
Information regarding the Fund’s proxy voting record relating to portfolio securities during the most recent 12‑month period ended June 30 is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling toll-free at 1-800-366-6223 and by accessing the SEC’s website at www.sec.gov.
FINANCIAL STATEMENTS
The annual report to shareholders for the Fund for the fiscal year ended June 30, 2019 is a separate document and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference in this SAI. The 2019 Annual Report was filed with the SEC on September 6, 2019.

APPENDIX A
Matrix Asset Advisors, Inc.
Proxy Voting Procedures
Matrix Asset Advisors’ standard investment management agreement implicitly authorizes Matrix Asset Advisors to vote proxies on behalf of the Client’s account. Therefore, unless the Client expressly reserves proxy voting responsibility, it is Matrix Asset Advisors’ responsibility to vote proxies relating to securities held for the Client’s account.
ERISA Accounts: Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan client, Matrix Asset Advisors, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account. Matrix Asset Advisors shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis, to the Client or other appropriate person, and shall endeavor to correct any delays or other problems relating to timely delivery of proxies and proxy materials.
Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the Client’s investment. Proxy voting decisions must be made solely in the best interests of the Client. In voting proxies, Matrix Asset Advisors is required to consider those factors that may affect the value of the Client’s investment and may not subordinate the interests of the Client to unrelated objectives.
Matrix Asset Advisors has retained an independent, third party proxy voting service, Institutional Shareholder Services Governance Services (“ISS”), to provide advice and counsel on proxy voting. Matrix generally follows the proxy voting guidelines maintained by ISS in the voting of proxies for client accounts, unless the client provides Matrix with its own proxy voting guidelines. A copy of the guidelines Matrix follows will be sent to clients annually.
For Matrix holdings (companies owned in client portfolios per Matrix’s investment discretion), ISS monitors corporate actions and provides information and analyses with regard to proxy voting issues. Matrix has further retained ISS to vote proxies on its behalf, and Matrix will monitor the application of the guidelines by ISS, and will vote issues contrary to, or issues not covered by, the guidelines only when Matrix believes it is in the best interest of the Client. ISS maintains the proxy voting records. Where the Client has provided proxy voting guidelines to Matrix, those guidelines will be followed, unless it is determined that a different vote would add more value to the Client’s holding of the security in question. A written explanation of the rationale for the deviation from the Client’s proxy voting guidelines will be maintained. Direction from a Client on a particular proxy vote will take precedence over the guidelines.
ISS, on Matrix’s behalf, may also vote proxies for companies held in restricted accounts.
Should a material conflict arise between Matrix Asset Advisors’ interest and that of its clients (i.e., Matrix owns shares in a Client, Matrix manages a pension plan for a company whose management is soliciting proxies, or a Firm employee has a relative involved in Management at an investee company), the proxies will be voted in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, the resolution of the conflict, and an explanation of how the vote taken was in the client’s best interest.
Matrix Asset Advisors may refrain from voting the proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person. Additionally, Matrix Asset Advisors may refrain from voting a proxy when the shares owned are small and the impact of the vote would be immaterial.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge upon request by calling toll-free at 1-800-366-6223 and (2) on the SEC’s website at www.sec.gov.

Part B
Appendix A-1

Recordkeeping. In accordance with the recordkeeping rules, Matrix Asset Advisors will retain:

(i)	Copies of its proxy voting policies and procedures.

(ii)	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or Matrix Asset Advisors).

(iii)	A record of each vote cast on behalf of a client (maintained by the proxy voting service and/or Matrix Asset Advisors).

(iv)	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision.

(v)	A copy of each written request for proxy voting information and a copy of any written response by Matrix Asset Advisors to any request for proxy voting information.
Matrix Asset Advisors will maintain these materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in Matrix Asset Advisors’ principal office.

Part B
Appendix A-2

MATRIX ADVISORS FUNDS TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)			Articles of Incorporation

(1)
Certificate of Trust effective July 20, 2016 of Matrix Advisors Funds Trust (the “Trust” or the “Registrant”) is incorporated by reference to Exhibit (a)(1) to the Trust’s Initial Registration Statement on Form N-1A, which was filed on July 22, 2016.

	(2)		Declaration of Trust of Registrant dated July 20, 2016 is incorporated by reference to Exhibit (a)(2) to the Trust’s Initial Registration Statement on Form N-1A, which was filed on July 22, 2016.

(b)			Bylaws of Registrant dated July 20, 2016 are incorporated by reference to Exhibit (b) to the Trust’s Initial Registration Statement on Form N-1A, which was filed on July 22, 2016.

(c)			Instruments Defining Rights of Security Holders - incorporated by reference to the Declaration of Trust and Bylaws.

(d)
Investment Advisory Agreement dated August 24, 2016 is incorporated by reference to Exhibit (d) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A, which was filed on September 13, 2016.

(e)
Distribution Agreement between the Trust and Quasar Distributors, LLC dated September 1, 2016 is incorporated by reference to Exhibit (e) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A, which was filed on September 13, 2016.

(f)			Bonus or Profit Sharing Contracts - not applicable.

(g)
Custody Agreement between the Trust and U.S. Bank National Association dated September 1, 2016 is incorporated by reference to Exhibit (g) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A, which was filed on September 13, 2016.

(h)			Other Material Contracts

(1)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated September 1, 2016 is incorporated by reference to Exhibit (h)(1) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A, which was filed on September 13, 2016.

		(A)	Addendum to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated August 21, 2108 - filed herewith.

(2)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated September 1, 2016 is incorporated by reference to Exhibit (h)(2) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A, which was filed on September 13, 2016.

(3)
Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated September 1, 2016 is incorporated by reference to Exhibit (h)(3) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A which was filed on September 13, 2016.

(4)
Operating Expenses Limitation Agreement dated August 24, 2016 is incorporated by reference to Exhibit (h)(4) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A, which was filed on September 13, 2016.

(5)
Powers of Attorney dated August 24, 2016 is incorporated by reference to Exhibit (h)(5) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A, which was filed on September 13, 2016.

(i)	(1)
Legal Opinion dated September 13, 2016 is incorporated by reference to Exhibit (i) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A, which was filed on September 13, 2016.

	(2)	Consent of Counsel - filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm - filed herewith.

(k)		Omitted Financial Statements - Not applicable.

(l)
Initial Capital Agreement Opinion dated August 25, 2016 is incorporated by reference to Exhibit (l) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A, which was filed on September 13, 2016.

(m)		Rule 12b-1 Plan is incorporated by reference to Exhibit (m) to the Trust’s Pre‑Effective Amendment No. 1 to the Registration Statement on Form N‑1A, which was filed on September 13, 2016.

(n)		Rule 18f-3 Plan - not applicable.

(o)		Reserved.

(p)		Codes of Ethics

(1)
Joint Code of Ethics for Matrix Asset Advisors, Inc., Matrix Advisors Value Fund, Inc., and Matrix Advisors Funds Trust is incorporated by reference to Exhibit (p) (1) to the Trust’s Post‑Effective Amendment No. 2 to the Registration Statement on Form N‑1A, which was filed on October 30, 2017.

	(2)	Code of Ethics for Quasar Distributors, LLC is incorporated by reference to Exhibit (p)(2) to the Trust’s Initial Registration Statement on Form N-1A, which was filed on July 22, 2016.

Item 29. Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Trust, that his conduct was in the Trust’s best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser

With respect to Matrix Asset Advisors, Inc (the “Advisor”), located at 10 Bank Street, Suite 590, White Plains, NY 10606, the response to this Item incorporates by reference the Adviser’s Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC, File No. 801-36872. The Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Trust’s Statement of Additional Information.

Item 32. Principal Underwriter

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	LoCorr Investment Trust
Aegis Funds	Lord Asset Management Trust
Allied Asset Advisors Funds	MainGate Trust
Alpha Architect ETF Trust	Managed Portfolio Series
Amplify ETF Trust	Manager Directed Portfolios
Angel Oak Funds Trust	Matrix Advisors Fund Trust
Barrett Opportunity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Equity Income Fund, Inc.
Brown Advisory Funds	Nicholas Family of Funds, Inc.

Buffalo Funds	Permanent Portfolio Family of Funds
CG Funds Trust	Perritt Funds, Inc.
DoubleLine Funds Trust	PRIMECAP Odyssey Funds
ETF Series Solutions	Professionally Managed Portfolios
Evermore Funds Trust	Prospector Funds, Inc.
First American Funds, Inc.	Provident Mutual Funds, Inc.
FundX Investment Trust	Rainier Investment Management Mutual Funds
Glenmede Fund, Inc.	RBB Fund, Inc.
Glenmede Portfolios	RBC Funds Trust
GoodHaven Funds Trust	Series Portfolios Trust
Greenspring Fund, Inc.	Sims Total Return Fund, Inc.
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TigerShares Trust
Horizon Funds	TrimTabs ETF Trust
Hotchkis & Wiley Funds	Trust for Professional Managers
Intrepid Capital Management Funds Trust	Trust for Advised Portfolios
IronBridge Funds, Inc.	USA Mutuals
Jacob Funds, Inc.	Wall Street EWM Funds Trust
Jensen Quality Growth Fund Inc.	Westchester Capital Funds
Kirr Marbach Partners Funds, Inc.	Wisconsin Capital Funds, Inc.
LKCM Funds	YCG Funds
(b)    To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Teresa Cowan(1)	President, Board Member, Board Chairperson	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Anita M. Zagrodnik(1)	Board Member	None
Stephanie J. Fisher	Board Member	None
Susan LaFond(1)	Vice President, Treasurer, Co-Chief Compliance Officer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Jennifer Brunner(1)	Vice President, Co-Chief Compliance Officer	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
(1)This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)    Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202
Registrant’s Fund Administrator	U.S. Bancorp Fund Services, LLC 2020 E Financial Way Suite 100 Glendora, CA 91741
Registrant’s Investment Advisor	Matrix Asset Advisors, Inc. 10 Bank Street, Suite 590 White Plains, NY 10606
Registrant’s Custodian	U.S. Bank N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, WI 53202

Item 34. Management Services

All management-related service contracts entered into by the Registrant are set forth in Parts A and B of the Registration Statement.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of White Plains and the State of New York on the 28th day of October, 2019.

Matrix Advisors Funds Trust

By: /s/ David A. Katz
David A. Katz
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities as of October 28, 2019.

Signature	Title

/s/ David A. Katz	Trustee, President (principal executive officer) and Treasurer (principal financial and accounting officer)
David A. Katz

/s/ T. Michael Tucker*	Trustee
T. Michael Tucker

/s/ Larry D. Kieszek*	Trustee
Larry D. Kieszek

/s/ David S. Wyler*	Trustee
David S. Wyler

*Signed by
/s/ David A. Katz
David A. Katz
*Attorney in Fact pursuant to Powers of Attorney duly executed by Messrs. Tucker, Kieszek, and Wyler filed with the Registrant’s Pre-Effective Amendment No. 1 to the Registrant’s Statement on Form N-1A with the SEC on September 13, 2016.

INDEX TO EXHIBITS

Exhibit Number	Description
(h) (1) (A)	Addendum to the Fund Administration Servicing Agreement
(i) (2)	Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm